Exhibit 99.12




                   INDEMNIFICATION AND DISCLOSURE AGREEMENT

      THIS INDEMNIFICATION AND DISCLOSURE AGREEMENT dated February 27, 2006 (this "Agreement") is among Countrywide Home Loans, Inc. (the "Sponsor") and Mortgage Guaranty Insurance Corporation (the "LPMI Provider").

                                  WITNESSETH:

      WHEREAS, the Sponsor and one or more special purpose affiliates of the Sponsor (collectively, the "Sellers") intend to convey certain mortgage loans to CWABS, Inc. (the "Depositor"), which in turn will convey these mortgage loans to The Bank of New York (the "Trustee"), under a pooling and servicing agreement dated as of February 1, 2006 (the "Pooling Agreement"), among the Depositor, the Sellers, Countrywide Home Loans Servicing LP, as master servicer, the Trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Co-Trustee");

      WHEREAS, certain of the asset-backed certificates issued pursuant to the Pooling Agreement (the "Certificates") will be offered to investors pursuant to an Offering Document (as defined below); and

      WHEREAS, the LPMI Provider intends to provide mortgage guaranty insurance to the Co-Trustee with respect to some of the Mortgage Loans that serve as security for the Certificates and the LPMI Provider intends to provide certain information for inclusion in the Offering Document;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

        1.      Definitions.

      "Act" shall mean the Securities Act of 1933, as amended.

      "Additional Information" shall mean information set forth in Item 1114(b) of Regulation AB.

      "Business Day" shall mean any day other than a Saturday or Sunday on which national banks located in New York, New York are open to conduct general business.

      "Commission" shall mean the U.S. Securities and Exchange Commission.

      "Disclosure Notice" shall have the meaning ascribed to such term in
Section 3 below.

      "Disclosure Trigger Event" shall have the meaning ascribed to such term in Section 2 below.


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      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Indemnified Party" shall mean a Sponsor Indemnified Party or an LPMI Provider Indemnified Party, as the case may be.

      "Indemnifying Party" shall mean a party to this Agreement obligated to indemnify an Indemnified Party under the terms of this Agreement.

      "Issuing Entity" shall mean CWABS Asset-Backed Certificates Trust 2006-3, a New York common law trust formed pursuant to the Pooling Agreement.

      "LPMI Provided Indemnified Party" shall mean the LPMI Provider, its officers and directors, and each person, if any, who controls the LPMI Provider within the meaning of Section 15 of the Act.

      "LPMI Provider Information" shall mean (i) the information provided by the LPMI Provider to the Sponsor or its agents for inclusion in the Offering Document, a copy of which is attached hereto as Exhibit A, and (ii) the Additional Information provided by the LPMI Provider to the Sponsor pursuant to the terms of this Agreement.

      "Mortgage Insurance Policy" shall mean the mortgage guaranty insurance policy to be provided by the LPMI Provider with respect to certain of the Mortgage Loans that serve as security for the Certificates.

      "Notice Date" shall have the meaning ascribed to such term in Section 2 below.

      "Offering Document" shall mean the Prospectus Supplement dated February 23, 2006 with respect to the publicly offered classes of Certificates.

      "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Required Filing Date" shall have the meaning ascribed to such term in
Section 3 below.

      "Sponsor Indemnified Party" shall mean the Sponsor; the Depositor; each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the Issuing Entity, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker-dealer acting as an underwriter of the Certificates; each person who controls any of such parties (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing.

      Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling Agreement.



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


       2. Determination of Disclosure Trigger Event. On each Distribution Date and on the first day of the fiscal year of the Issuing Entity (each, a "Notice Date"), the Sponsor shall determine or cause to be determined on its behalf whether the LPMI Provider and any of its affiliates are contingently liable in the aggregate to the Issuing Entity, as of such Notice Date, to provide payments representing either (a) 10% or more but less than 20%, or (b) 20% or more, of the cash flow supporting any publicly offered class of Certificates (each, a "Disclosure Trigger Event") Such determination shall be made in accordance with Item 1114(b) of Regulation AB.

       3. Notice of Disclosure Trigger Event. If the Sponsor determines (or causes to be determined on its behalf) that a Disclosure Trigger Event exists as of such Notice Date, the Sponsor shall provide, or cause to be provided, written notice of same (each, a "Disclosure Notice") to the LPMI Provider no later than two (2) Business Days after such Notice Date. Such Disclosure Notice shall include: (a) a description of the specific Disclosure Trigger Event and (b) the required filing date (the "Required Filing Date") for the applicable Additional Information.

       4. Covenant to Provide Additional Information. If a Disclosure Notice is provided to the LPMI Provider by the Sponsor, the LPMI Provider shall provide to the Sponsor the Additional Information required by Item 1114(b)(1) and (2)(i) or 1114(b)(1) and (2)(ii), as applicable, of Regulation AB. Subject to Section 7 below, such Additional Information shall be provided by the LPMI Provider to the Sponsor by the later of (a) five (5) Business Days after the LPMI Provider's receipt of the Disclosure Notice or (b) three (3) Business Days prior to the Required Filing Date.

       5. Covenant to Provide Updates of Additional Information. If a Disclosure Trigger Event occurs and a Disclosure Notice is provided to the LPMI Provider by the Sponsor, then on each Notice Date subsequent to the date of such Disclosure Notice, the Sponsor shall determine, in accordance with
Item 1114(b) of Regulation AB, whether any updates to the Additional Information previously furnished by the LPMI Provider are required to be filed with the Commission. If the Sponsor determines that updates are required to filed with the Commission, the Sponsor shall provide to the LPMI Provider a new Disclosure Notice in accordance with the requirements of Section 3 above within five (5) Business Days after such Notice Date, and the LPMI Provider shall the Sponsor with updates to the Additional Information as the same becomes available in the normal course of business.

       6.   Indemnification.

            (a) The LPMI Provider hereby agrees to indemnify and hold harmless each Sponsor Indemnified Party against any losses, claims, damages or liabilities to which such Sponsor Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the LPMI Provider Information provided by the LPMI Provider, (y) any omission or alleged omission to state in the LPMI Provider Information a material fact required to be stated therein or necessary to make the statements therein (including by Item 1114 or Item 1119(a) of Regulation AB), in the light of the circumstances under which they were made, not misleading or (z) any failure of


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

the LPMI Provider to provide the Additional Information to the Sponsor pursuant to this Agreement.

        (b) The Sponsor hereby agrees to indemnify and hold harmless each LPMI Provider Indemnified Party against any losses, claims, damages or liabilities to which such LPMI Provider Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the Offering Document (other than an untrue statement or alleged untrue statement of material fact contained in the LPMI Provider Information), or (y) any omission or alleged omission to state in the Offering Document a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (unless the material fact omitted or allegedly omitted would constitute part of the LPMI Provider Information).

         (c) With respect to each claim for indemnification made hereunder, the Indemnified Party shall notify the Indemnifying Party in writing, giving notice of the nature of the claim, within a reasonable time after service of a summons or other first legal process that shall have been served upon such Indemnified Party, but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party (i) on account of the indemnity contained in this Agreement, except to the extent that the Indemnifying Party has been materially prejudiced by such failure, or (ii) otherwise than on account of the indemnity contained in this Agreement.

         (d) The Indemnifying Party will be entitled to participate at its own expense in the defense or, if the Indemnifying Party so elects, to assume the defense of any suit brought to enforce any such liability, but if the Indemnifying Party elects to assume the defense, such defense shall be conducted by counsel reasonably satisfactory to the Indemnified Party. In the event the Indemnifying Party elects to assume the defense of any such suit and retain such counsel, the Indemnified Party or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (1) the Indemnifying Party shall have agreed to the retention of such counsel at the expense of the Indemnifying Party; or
(2) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party reasonably determines that representation of both the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel (separate from its own counsel) for the Indemnified Party.

         (e) The Indemnifying Party shall not be liable to indemnify any person for any settlement of any claim effected without the Indemnifying Party's consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not, without the prior written consent of an Indemnified Party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is


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

or could have been a party and indemnity is or could have been sought hereunder by such Indemnified Party.

         (f) If the indemnification provided for in this letter is insufficient or unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate equally to reflect (1) the relative fault and benefits of
(a) the Indemnifying Party on the one hand and (b) the Indemnified Party on the other hand, as well as (2) any other relevant equitable considerations.

         (g) Each Indemnified Party that is not a party to this Agreement shall be an intended third-party beneficiary of this Agreement; provided, however, that each such Indemnified Party hereby agrees to the appointment of the Sponsor or the LPMI Provider, as the case may be, as its exclusive agent for, on behalf of, and in the name of such Indemnified Party, to exercise any and all rights of such Indemnified Party under this Agreement, without prejudice to the right of any Indemnified Party to retain additional counsel at its own expense, as provided in this Agreement. In no event, however, will an Indemnifying Party be required to bear the expense of such additional counsel on the grounds that representation of both the Sponsor or the LPMI Provider, as the case may be, and its related Indemnified Parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

         (h) The LPMI Provider acknowledges that, in addition to the indemnification provisions set forth in Section 6 of this Agreement, any failure to provide the Sponsor with Additional Information pursuant to Section 4 or 5 hereto will, as set forth in the Section 7 of the terms letter, dated February 27, 2006, from the LPMI Provider to the Sponsor, the Trustee and the Co-Trustee, permit the insured under the Mortgage Insurance Policy with respect to the Certificates to cancel coverage for all mortgage loans under such policy.

       7. Survival of Terms. The agreements, indemnities and representations of the parties hereto or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any parties hereto or any of the third-party beneficiaries referred to herein, and will survive the sale of the Certificates.

       8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW.

       9. Counterparts; Successors and Assigns. This Agreement may be executed in any number of counterparts, each of which (including any copy hereof delivered by facsimile) shall constitute one and the same original instrument, and either party hereto may execute this



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

Agreement by signing any such counterpart. This Agreement shall inure to the benefit of and be binding upon the Sponsor and the LPMI Provider and their respective successors and assigns. Notwithstanding the foregoing, no party hereto shall assign its rights and obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that the Sponsor may assign its rights and obligations under this Agreement to an affiliate without the consent of the LPMI Provider.

      10. Effectiveness. This Agreement shall not become effective and shall not become enforceable against any party until executed by all parties hereto.

Third Party Beneficiary. Each of the Issuing Entity and the Depositor shall be a third-party beneficiary hereof and shall be entitled to enforce the provisions hereof as if a party hereto.

      11. Limitation of Liability. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, NEITHER PARTY (NOR ITS PERMITTED SUCCESSORS OR ASSIGNS) SHALL BE LIABLE TO THE OTHER PARTY FOR ANY PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND UNDER OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ANY LOSS OF REVENUE OR PROFITS, LOSS OF SAVINGS, LOSS OF OPPORTUNITY, OR DISRUPTIONS OF BUSINESS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SAME. EACH PARTY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE LIMITATIONS AND EXCLUSIONS OF LIABILITY CONTAINED HEREIN REPRESENT THE PARTIES' AGREEMENT AS TO THE ALLOCATION OF RISK BETWEEN THE PARTIES AND THAT SUCH LIMITATIONS AND EXCLUSIONS WERE FULLY BARGAINED AND ACCEPTED BY EACH PARTY AND FORM A MATERIAL PART OF THIS AGREEMENT.

                   [Signatures commence on following page]



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


      EXECUTED as of the day and year first above written.

                                       MORTGAGE GUARANTY INSURANCE CORPORATION
                                       a Wisconsin corporation



                                       By:      ______________________________



                                       Name:    ______________________________



                                       Title:   ______________________________



                                       COUNTRYWIDE HOME LOANS, INC.
                                       a New York corporation



                                      By: ------------------------------------



                                       Name:    ______________________________



                                       Title:   ______________________________




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


Mortgage Insurance Policy

      It is expected that the Mortgage Loans generally will not carry borrower-paid mortgage insurance. Countrywide Home Loans will acquire a mortgage insurance policy for the issuing entity (the "Mortgage Insurance Policy") from Mortgage Guaranty Insurance Corporation ("MGIC" or the "Mortgage Insurer") expected to cover approximately ____% of the Mortgage Loans in the Mortgage Pool (in each case covering mortgages with loan-to-value ratios at origination in excess of 95.00%) (such insured Mortgage Loans, the "Covered Mortgage Loans"). The Mortgage Insurance Policy obtained by the trust fund will only cover losses pursuant to formulas described in the policy down to 60.00% of the value of the related Mortgaged Property. The premium payable on the Mortgage Insurance Policy (including any state taxes on such premium) to the extent applicable to the Covered Mortgage Loans (the "Mortgage Insurance Premium") will be paid monthly by the Co-Trustee with funds withdrawn from the Distribution Account as provided in the Pooling and Servicing Agreement and the Mortgage Insurance Policy. Approximately ___%, ___% and ___% of the Mortgage Loans in the Statistical Calculation Pool in respect of Loan Group 1, Loan Group 2 and Loan Group 3, respectively, in each case by Stated Principal Balance of the Mortgage Loans in the Statistical Calculation Pool in respect of the related Loan Group, are Covered Mortgage Loans.

      The Mortgage Insurance Policy is subject to various limitations and exclusions as herein or as provided in the Mortgage Insurance Policy, and will provide only limited protection against losses on defaulted Covered Mortgage Loans.

      The Mortgage Insurance Policy covers approximately ____%, ____% and ____% of the Mortgage Loans in the Statistical Calculation Pool with Loan-to-Value Ratios greater than 95% in Loan Group 1, Loan Group 2 and Loan Group 3, respectively. The Mortgage Insurance Policy does not cover any Mortgage Loans 60 days or more delinquent in payment as of the Cut-off Date. Each Mortgage Loan covered by the Mortgage Insurance Policy is covered for losses up to the policy limits; provided, however, that the Mortgage Insurance Policy will not cover special hazard, bankruptcy or fraud losses or certain other types of losses as provided in such Mortgage Insurance Policy. Claims on Covered Mortgage Loans generally will reduce uninsured exposure to an amount equal to ____% of the lesser of the appraised value as of the origination date or the purchase price, as the case may be, of the related mortgaged property, subject to conditions, exceptions and exclusions and assuming that any pre-existing primary mortgage insurance policies covering such Covered Mortgage Loans remain in effect and a full claim settlement is made thereunder.

      The Mortgage Insurance Policy is required to remain in force with respect to each Covered Mortgage Loan until (i) the principal balance of the Covered Mortgage Loan is paid in full; or (ii) the principal balance of the Covered Mortgage Loan has amortized down to a level that results in a loan-to-value ratio for the Covered Mortgage Loan of 55% or less (provided, however, that no coverage of any Mortgage Loan under such Mortgage Insurance Policy is required where prohibited by applicable law); or (iii) any event specified in the Mortgage Insurance Policy occurs that allows for the termination of the Mortgage Insurance Policy by MGIC or cancellation of the Mortgage Insurance Policy by the insured.


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      The Mortgage Insurance Policy may not be assigned or transferred without the prior written consent of MGIC; provided, however, that MGIC has previously provided written consent to (i) the assignment of coverage on individual Covered Mortgage Loans from the Trustee to the Seller in connection with any Covered Mortgage Loan repurchased or substituted for by the Seller and (ii) the assignment of coverage on all Covered Mortgage Loans from the Trustee to any successor Trustee, provided that in each case, prompt notice of such assignment is provided to MGIC.

      The Mortgage Insurance Policy generally requires that delinquencies on any Covered Mortgage Loan insured thereunder must be reported to MGIC within four months of default, that reports regarding the delinquency of the Covered Mortgage Loan must be submitted to MGIC on a monthly basis thereafter, and that appropriate proceedings to obtain title to the property securing such Covered Mortgage Loan must be commenced within six months of default. As a condition to submitting a claim under the Mortgage Insurance Policy, the insured must have (i) acquired, and tendered to MGIC, good and merchantable title to the property securing the Covered Mortgage Loan, free and clear of all liens and encumbrances, including, but not limited to, any right of redemption by the mortgagor unless such acquisition of good and merchantable title is excused under the terms of such Mortgage Insurance Policy, and (ii) if the Covered Mortgage Loan is covered by a pre-existing primary mortgage insurance policy, a claim must be submitted and settled under such pre-existing primary mortgage insurance policy within the time frames specified in the Mortgage Insurance Policy.

      The claim amount generally includes unpaid principal, accrued interest to the date of such tender to MGIC by the insured, and certain expenses (less the amount of a full claim settlement under any preexisting primary mortgage insurance policy covering the Covered Mortgage Loan). When a claim is presented, MGIC will have the option of either (i) paying the claim amount and taking title to the property securing the Covered Mortgage Loan, (ii) paying the insured a percentage of the claim amount (without deduction for a claim settlement under any pre-existing primary mortgage insurance policy covering the Covered Mortgage Loan) and with the insured retaining title to the property securing such Covered Mortgage Loan, or (iii) if the property securing the Covered Mortgage Loan has been sold to a third party with the prior approval of MGIC, paying the claim amount reduced by the net sale proceeds as described in the Mortgage Insurance Policy to reflect the actual loss.

      Claims generally must be filed within 60 days after the insured has acquired good and merchantable title to the property securing the Covered Mortgage Loan or such property has been sold to a third party with the prior approval of MGIC. A claim generally must be paid within 60 days after the claim is filed by the insured. No payment for a loss will be made under the Mortgage Insurance Policy unless the property securing the Covered Mortgage Loan is in the same physical condition as when such Covered Mortgage Loan was originally insured, except for reasonable wear and tear, and unless premiums on the standard homeowners' insurance policy, real estate taxes and foreclosure protection and preservation expenses have been advanced by or on behalf of the insured.

      If a claim submitted under the Mortgage Insurance Policy is incomplete, MGIC is required to provide notification of all information and documentation required to perfect the claim within 20 days of MGIC's receipt of such incomplete claim. In such case, payment of the



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claim will be suspended until such information and documentation are provided to MGIC, provided that MGIC is not required to pay the claim if it is not perfected within 180 days after its initial filing.

      Unless approved in writing by MGIC, no changes may be made to the terms of any Covered Mortgage Loan, including the borrowed amount, interest rate, term or amortization schedule, except as specifically permitted by the terms of the Covered Mortgage Loan; nor may the lender make any change in the property or other collateral securing the Covered Mortgage Loan, nor may any mortgagor be released under the Covered Mortgage Loan from liability. If a Mortgage Loan is assumed with the insured's approval, MGIC's liability for coverage of the Mortgage Loan under the Mortgage Insurance Policy generally will terminate as of the date of such assumption unless MGIC approves the assumption in writing. In addition, with respect to any Covered Mortgage Loan covered by the Mortgage Insurance Policy, the applicable Servicer must obtain the prior approval of MGIC in connection with any acceptance of a deed in lieu of foreclosure or of any sale of the property securing the Covered Mortgage Loan.

      The Mortgage Insurance Policy excludes coverage of: (i) any claim where the insurer under any pre-existing primary mortgage insurance policy has acquired the property securing the Covered Mortgage Loan, (ii) any claim resulting from a default occurring after lapse or cancellation of coverage,
(iii) certain claims resulting from a default existing at the inception of coverage; (iv) certain claims resulting from a default due to the borrower's failure to make the first monthly payment on the Covered Mortgage Loan from the borrower's own funds, (v) certain claims where there is an environmental condition which existed on the property securing the Covered Mortgage Loan (whether or not known by the person or persons submitting an application for coverage of the Covered Mortgage Loan) as of the effective date of coverage;
(vi) any claim, if the mortgage, deed of trust or other similar instrument did not provide the insured at origination with a first lien on the property securing the Covered Mortgage Loan; (vii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with, the terms of the Mortgage Insurance Policy or of its obligations as imposed by operation of law; (viii) certain claims resulting from physical damage to a property securing a Covered Mortgage Loan; (ix) any claim arising from the failure of the borrower under a Covered Mortgage Loan to make any balloon payment, if applicable, under such Covered Mortgage Loan, and (x) any claim submitted in connection with a Covered Mortgage Loan if the Covered Mortgage Loan did not meet MGIC's requirements applicable to the origination of the Covered Mortgage Loan.

      In issuing the Mortgage Insurance Policy, MGIC has relied upon certain information and data regarding the Covered Mortgage Loans furnished to it by the seller, insured or their respective representatives. The Mortgage Insurance Policy will not insure against certain losses sustained by reason of a default arising from or involving certain matters, including (i) misrepresentation made, or knowingly participated in, by the lender, other persons involved in the origination of the Covered Mortgage Loan or the application for insurance, or made by any appraiser or other person providing valuation information regarding the property securing the Covered Mortgage Loan; (ii) negligence or fraud by the applicable Servicer of the Mortgage Loan, and (iii) failure to construct a property securing a Covered Mortgage Loan in accordance with specified plans. The Mortgage Insurance Policy permits MGIC to cancel coverage of a Covered Mortgage Loan under the Mortgage Insurance Policy or deny any claim submitted



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under the Mortgage Insurance Policy in connection with a Covered Mortgage Loan if the insured fails to furnish MGIC with copies of all documents in connection with the origination or servicing of the Covered Mortgage Loan.

      The preceding description of the Mortgage Insurance Policy is only a brief outline and does not purport to summarize or describe the provisions, terms and conditions of the Mortgage Insurance Policy. For a more complete description of these provisions, terms and conditions, reference is made to the Mortgage Insurance Policy, a copy of which is available upon request from the Trustee.

Mortgage Guaranty Insurance Corporation

      MGIC is a wholly owned subsidiary of MGIC Investment Corporation. As of the date of this prospectus supplement, MGIC had insurer financial strength ratings of "AA" from S&P and "Aa2" from Moody's. The rating agencies issuing the insurer financial strength rating with respect to MGIC can withdraw or change its rating at any time. As of September 30, 2005, MGIC reported on a statutory accounting basis, assets of approximately $7,098,347,000, policyholders' surplus of approximately $1,530,732,000 and a statutory contingency reserve of approximately $4,393,187,000. As of September 30, 2005, MGIC reported direct primary insurance in force of approximately $170.2 billion and direct pool risk in force of approximately $7.6 billion. An Annual Statement for MGIC for the year ended December 31, 2004, prepared on the Convention Form prescribed by the National Association of Insurance Commissioners, and a Quarterly Statement for MGIC for the quarter ended September 30, 2005 are available upon written request from the Trustee. For further information regarding MGIC, investors are directed to MGIC Investment Corporation's periodic reports filed with the United States Securities and Exchange Commission, which are publicly available.




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